Exhibit 10.16

LEASE SCHEDULE NO. 001R
“This Lease Schedule No. 001R replaces Lease Schedule No. 001.”

This Lease Schedule is issued pursuant to the Lease Agreement Number SE060622 dated June 6, 2022. The terms of the Lease Agreement and serial numbers contained on Certificate of Acceptance Numbers SE060622-001-001 thru SE060622-001-005 are a part hereof and are incorporated by reference herein.

LESSOR	LESSEE
Farnam Street Financial, Inc.	Serve Robotics Inc.
5850 Opus Parkway, Suite 240	730 Broadway Street
Minnetonka, MN 55343	Redwood City, CA 94063

SUPPLIER OF EQUIPMENT	LOCATION OF EQUIPMENT
Various	Same as above

Initial Term of Lease from Commencement Date: 24 Months
Monthly Lease Charge: $189,262.00
Delivery and Installation: July 2022 – October 2022
Commencement Date: November 1, 2022

Security Deposit: $378,524.00. Provided that there has been no event of default and Lessee has returned all of the Equipment under this Lease Schedule per the terms of the Lease Agreement, this security deposit will be returned to Lessee.

EQUIPMENT

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (including features)

See Attachment A

The total Equipment cost on this Lease Schedule is $4,455,800.86. Interim rent billed prior to the Commencement date shall not reduce or offset Lessee’s post-Commencement Monthly Lease Charge obligations hereunder.

Every Term is Agreed to and Accepted:	Every Term is Agreed to and Accepted:
FARNAM STREET FINANCIAL, INC.	SERVE ROBOTICS INC.
“LESSOR”	“LESSEE”

By:	/s/ Steve Morgan	By:	/s/ Touraj Parang
Print Name:	Steve Morgan	Print Name:	Touraj Parang
Title:	President	Title:	President & COO
Date:	Dec 3, 2022	Date:	Dec 2, 2022

Lease Agreement Number:	SE060622

Lease Schedule Number:	001R

ATTACHMENT A

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)

Various	1	Aurora-0204	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0204) Aurora-0204: Fully allocated robot construction cost of $63,654.30
Various	1	Austin-0205	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0205) Austin-0205: Fully allocated robot construction cost of $63,654.30
Various	1	Bodie-0207	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0207) Bodie-0207: Fully allocated robot construction cost of $63,654.30
Various	1	Bryce-0208	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0208) Bryce-0208: Fully allocated robot construction cost of $63,654.30
Various	1	Camila-0209	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0209) Camila-0209: Fully allocated robot construction cost of $63,654.30
Various	1	Jabilay-0210	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0210) Jabilay-0210: Fully allocated robot construction cost of $63,654.30
Various	1	Chase-0211	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0211) Chase-0211: Fully allocated robot construction cost of $63,654.30
Various	1	Cyrus-0213	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0213) Cyrus-0213: Fully allocated robot construction cost of $63,654.30
Various	1	Damien-0214	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0214) Damien-0214: Fully allocated robot construction cost of $63,654.30
Various	1	Edna-0215	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0215) Edna-0215: Fully allocated robot construction cost of $63,654.30
Various	1	Esther-0217	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0217) Esther-0217: Fully allocated robot construction cost of $63,654.30
Various	1	Farah-0218	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0218) Farah-0218: Fully allocated robot construction cost of $63,654.30
Various	1	Felicia-0219	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0219) Felicia-0219: Fully allocated robot construction cost of $63,654.30
Various	1	Finnegan-0220	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0220) Finnegan-0220: Fully allocated robot construction cost of $63,654.30
Various	1	Francisco-0221	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0221) Francisco-0221: Fully allocated robot construction cost of $63,654.30
Various	1	Forrest-0222	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0222) Forrest-0222: Fully allocated robot construction cost of $63,654.30
Various	1	Haiden-0223	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0223) Haiden-0223: Fully allocated robot construction cost of $63,654.30
Various	1	Isaiah-0226	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0226) Isaiah-0226: Fully allocated robot construction cost of $63,654.30
Various	1	Jackson-0227	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0227) Jackson-0227: Fully allocated robot construction cost of $63,654.30
Various	1	Juliet-0228	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0228) Juliet-0228: Fully allocated robot construction cost of $63,654.30
Various	1	Jordan-0229	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0229) Jordan-0229: Fully allocated robot construction cost of $63,654.30

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
Various	1	Juan-0230	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0230) Juan-0230: Fully allocated robot construction cost of $63,654.30
Various	1	Jules-0231	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0231) Jules-0231: Fully allocated robot construction cost of $63,654.30
Various	1	Lance-0236	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0236) Lance-0236: Fully allocated robot construction cost of $63,654.30
Various	1	Leon-0237	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0237) Leon-0237: Fully allocated robot construction cost of $63,654.30
Various	1	Lakshmi-0240	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0240) Lakshmi-0240: Fully allocated robot construction cost of $63,654.30
Various	1	Mabel-0242	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0242) Mabel-0242: Fully allocated robot construction cost of $63,654.30
Various	1	Marcus-0243	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0243) Marcus-0243: Fully allocated robot construction cost of $63,654.30
Various	1	Marion-0244	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0244) Marion-0244: Fully allocated robot construction cost of $63,654.30
Various	1	Maximus-0246	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0246) Maximus-0246: Fully allocated robot construction cost of $63,654.30
Various	1	Meena-0248	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0248) Meena-0248: Fully allocated robot construction cost of $63,654.30
Various	1	Molly-0249	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0249) Molly-0249: Fully allocated robot construction cost of $63,654.30
Various	1	Nikita-0250	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0250) Nikita-0250: Fully allocated robot construction cost of $63,654.30
Various	1	Noelle-0251	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0251) Noelle-0251: Fully allocated robot construction cost of $63,654.30
Various	1	Nolan-0252	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0252) Nolan-0252: Fully allocated robot construction cost of $63,654.30
Various	1	Nyla-0253	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0253) Nyla-0253: Fully allocated robot construction cost of $63,654.30
Various	1	Oscar-0255	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0255) Oscar-0255: Fully allocated robot construction cost of $63,654.30
Various	1	Padma-0256	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0256) Padma-0256: Fully allocated robot construction cost of $63,654.30
Various	1	Paige-0257	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0257) Paige-0257: Fully allocated robot construction cost of $63,654.30
Various	1	Parker-0258	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0258) Parker-0258: Fully allocated robot construction cost of $63,654.30
Various	1	Remi-0262	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0262) Remi-0262: Fully allocated robot construction cost of $63,654.30
Various	1	Rio-0263	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0263) Rio-0263: Fully allocated robot construction cost of $63,654.30
Various	1	Shelby-0265	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0265) Shelby-0265: Fully allocated robot construction cost of $63,654.30

MANUFACTURER	QTY	MACHINE/MODEL	EQUIPMENT DESCRIPTION (incl. features)
Various	1	Sloane-0266	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0266) Sloane-0266: Fully allocated robot construction cost of $63,654.30
Various	1	Simone-0268	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0268) Simone-0268: Fully allocated robot construction cost of $63,654.30
Various	1	Sunita-0269	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0269) Sunita-0269: Fully allocated robot construction cost of $63,654.30
Various	1	Sydney-0270	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0270) Sydney-0270: Fully allocated robot construction cost of $63,654.30
Various	1	Alina-0201	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0201) Alina-0201: Fully allocated robot construction cost of $63,654.30
Various	1	Azizi-0202	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0202) Azizi-0202: Fully allocated robot construction cost of $63,654.30
Various	1	Armen-0203	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0203) Armen-0203: Fully allocated robot construction cost of $63,654.30
Various	1	Blake-0206	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0206) Blake-0206: Fully allocated robot construction cost of $63,654.30
Various	1	Ellen-0216	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0216) Ellen-0216: Fully allocated robot construction cost of $63,654.30
Various	1	Huey-0224	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0224) Huey-0224: Fully allocated robot construction cost of $63,654.30
Various	1	Indy-0225	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0225) Indy-0225: Fully allocated robot construction cost of $63,654.30
Various	1	Kasem-0232 (MCU I/O)	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0232) Kasem-0232 (MCU I/O): Fully allocated robot construction cost of $63,654.30
Various	1	Khalif-0234	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0234) Khalif-0234: Fully allocated robot construction cost of $63,654.30
Various	1	Levi-0238	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0238) Levi-0238: Fully allocated robot construction cost of $63,654.30
Various	1	Otto-0254	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0254) Otto-0254: Fully allocated robot construction cost of $63,654.30
Various	1	Preston-0260 (MCU I/O)	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0260) Preston-0260 (MCU I/O): Fully allocated robot construction cost of $63,654.30
Various	1	Kylie-0235	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0235) Kylie-0235: Fully allocated robot construction cost of $63,654.30
Various	1	Liana-0239	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0239) Liana-0239: Fully allocated robot construction cost of $63,654.30
Various	1	Milo-0247	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0247) Milo-0247: Fully allocated robot construction cost of $63,654.30
Various	1	Percy-0259	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0259) Percy-0259: Fully allocated robot construction cost of $63,654.30
Various	1	Silas-0267	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0267) Silas-0267: Fully allocated robot construction cost of $63,654.30
Various	1	Crystal-0212	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0212) Crystal-0212: Fully allocated robot construction cost of $63,654.30
Various	1	Kenji-0233	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0233) Kenji-0233: Fully allocated robot construction cost of $63,654.30
Various	1	Lacey-0241	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0241) Lacey-0241: Fully allocated robot construction cost of $63,654.30
Various	1	Marty-0245	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0245) Marty-0245: Fully allocated robot construction cost of $63,654.30
Various	1	Rakeem-0261	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0261) Rakeem-0261: Fully allocated robot construction cost of $63,654.30
Various	1	Sergio-0264	Serve Robotics Autonomous Sidewalk Robot (s/n: S1-6fa-0264) Sergio-0264: Fully allocated robot construction cost of $63,654.30
	1		Less Cost Application of previously paid amounts under Certificates of Acceptance No. SE060622-001-001 thru SE060622-001-004

Agreed to and Accepted:		Agreed to and Accepted:

FARNAM STREET FINANCIAL, INC.		SERVE ROBOTICS INC.
“LESSOR”		“LESSEE”

By:	/s/ Steve Morgan	By:	/s/ Touraj Parang
Print Name:	Steve Morgan	Print Name:	Touraj Parang
Title:	President	Title:	President & COO
Date:	Dec 3, 2022	Date:	Dec 2, 2022